UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Burlington Woods Drive, Ste. 100 Burlington, MA		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 552-4452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

Effective August 18, 2017, Bone Biologics Corporation (the “Company”) entered into an Amended and Restated Exclusive License Agreement (the “Restated License Agreement”) with The Regents of the University of California (the “Regents”). The Restated License Agreement, amends and restates the Exclusive License Agreement, effective March 15, 2006, between the Company and the Regents, as amended by ten amendments. Under the Restated License Agreement, the Company continues to be responsible for the development and commercialization for Nell-1 (the “Licensed Product”). The Licensed Product is a recombinant human protein growth factor that is essential for normal bone development. Under the terms of the Restated License Agreement, the Regents have continued to grant the Company exclusive rights to develop and commercialize the Licensed Product for use in spinal fusions which was the initial field of use for the Licensed Product and have added osteoporosis and trauma as additional fields of use.

The foregoing description of the Restated License Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Restated License Agreement, which is filed as an exhibit to this report and incorporated herein by reference.

Item 8.01	Other Events

On August 23, 2017, the Company issued a press release regarding the Restated License Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description
10.1	Amended and Restated Exclusive License Agreement, dated as of August 18, 2017, by and between the Company and The Regents of the University of California

99.1	Press Release dated August 23, 2017 relating to the Amended and Restated Exclusive License Amendment

2

Index to Exhibits

Exhibit No.	Description
10.1	Amended and Restated Exclusive License Agreement, dated as of August 18, 2017, by and between the Company and The Regents of the University of California

99.1	Press Release dated August 23, 2017 relating to the Amended and Restated License Amendment

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2017	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LANEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

4